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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): MARCH 28, 2006


                              LAS VEGAS SANDS CORP.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


                001-32373                               27-0099920
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          (Commission File Number)           (IRS Employer Identification No.)


       3355 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                            89109
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   (Address of principal executive offices)             (Zip Code)


                                 (702) 414-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Certain executives and designated officers of Las Vegas Sands Corp. (the "Company") are eligible to participate in the Company's Executive Cash
Incentive Plan (the "Plan"). Under the Plan, the Performance Sub-Committee (the "Committee") of the Compensation Committee of the Company's Board of Directors (the "Board") annually establishes objective performance criteria tied to the financial goals of the Company for use in determining whether participants will receive bonuses under the Plan. The Committee approves specific bonus payment amounts following the end of each year. The amounts of the bonus payments are based on target bonus amounts set forth in the employment agreements of eligible Plan participants and depend on whether the corporate performance criteria set by the Committee are satisfied.

The Committee was created during the second quarter of 2005 and consists exclusively of members qualifying as "outside directors" under Section 162(m) of the Internal Revenue Code. Messrs. Leven (Chairman) and Purcell currently serve on the Committee.

On March 28, 2006, the Committee established the quarterly performance criteria required to be met for Messrs. Adelson, Weidner, Stone, Goldstein, Henry and Serwin to earn the base bonus set forth under their respective employment agreements. The criteria selected was based on consolidated adjusted property EBITDAR targets for the Company, including The Venetian resort-hotel-casino property in Las Vegas, the Sands Macao casino in Macao, SAR, China and the Company's other properties (collectively, the "Properties"), calculated in the same manner as the budget for 2006 submitted by management of the Company to the Committee. The Committee also established the annual performance criteria required to be met for Messrs. Adelson, Weidner, Stone, Goldstein, Henry and Serwin to earn an annual supplemental bonus and annual restricted stock grants under their respective employment agreements. The criteria selected were also based on consolidated adjusted property EBITDAR target for the Properties, calculated in the same manner as the budget for 2006 submitted by management of the Company to the Committee.

If the 2006 quarterly base bonus performance criteria set by the Committee are met, the executives will earn quarterly base bonuses equal to one quarter of the individual target base bonus set forth in their employment agreements. If the 2006 quarterly base bonus performance criteria are not met, Plan participants may earn the missed quarterly payments in later quarters based on the achievement of year-to-date targets set by the Committee. The executives may earn an annual supplemental bonus at levels set forth in their respective employment agreements, depending on whether the annual performance criteria set by the Committee are met, exceeded, or not met. If 80% of these performance criteria are not met, then no annual supplemental bonus will be paid and if 110% of these performance criteria are met a maximum of 160% of the annual supplemental bonus target will be paid. If these performance criteria are met, then restricted stock with values set forth in their respective employment agreements will be granted to the executives.



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 3, 2006


                                    LAS VEGAS SANDS CORP.


                                    By: /s/ Bradley K. Serwin
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                                        Name:  Bradley K. Serwin
                                        Title: General Counsel and Secretary